                                                                   EXHIBIT 10.22

                      U. S. SMALL BUSINESS ADMINISTRATION

                     CERTIFIED DEVELOPMENT COMPANY PROGRAM

                                  "504" NOTE

                     LOAN NUMBER 1818094001

                                                                   SAN DIEGO, CA

$750,000.00                                                         MAY 29, 1998

FOR VALUE RECEIVED, THE UNDERSIGNED PROMISES TO PAY TO THE ORDER OF CDC SMALL BUSINESS FINANCE, CORPORATION

                        PAYEE (DEVELOPMENT COMPANY)

AT ITS OFFICE IN (CITY AND STATE) SAN DIEGO, CA, OR UPON ASSIGNMENT OR TRANSFER OF THIS NOTE BY THE PAYEE, AND WRITTEN NOTICE THEREOF TO THE UNDERSIGNED, AT SUCH OTHER PLACE AS MAY BE DESIGNATED FROM TIME TO TIME BY SAID ASSIGNEE OR TRANSFEREE, SEVEN HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS, WITH INTEREST ON THE OUTSTANDING BALANCE AT 6.15800% PER ANNUM COMMENCING ON JULY 15, 1998 (DATE OF DEBENTURE). LOAN PAYMENTS SHALL BE MADE IN EQUAL INSTALLMENTS, EACH IN THE AMOUNT OF $5,439.04, COMMENCING ON THE FIRST DAY OF AUGUST, 1998, AND CONTINUING DUE AND PAYABLE ON THE FIRST DAY OF EACH MONTH THEREAFTER UNTIL JULY 01, 2018, WHEN THE FULL UNPAID BALANCE OF PRINCIPAL AND INTEREST SHALL BECOME DUE AND PAYABLE. IN ADDITION TO THE AFORESAID LOAN PAYMENTS, UNDERSIGNED'S TOTAL MONTHLY OBLIGATION SHALL INCLUDE THE SERVICE FEES SET FORTH IN THE SERVICING AGENT AGREEMENT (SBA FORM 1506) ATTACHED TO AND INCORPORATED INTO THIS NOTE.

THIS PROMISSORY NOTE EVIDENCES AND RELATED COLLATERAL IS GIVEN, TO SECURE A LOAN MADE BY THE PAYEE TO THE UNDERSIGNED AND SUCH NOTE AND COLLATERAL WILL BE ASSIGNED BY PAYEE TO THE SMALL BUSINESS ADMINISTRATION (SBA) TO SECURE THE GUARANTY BY SBA PURSUANT TO 503(A) OF THE SMALL BUSINESS INVESTMENT ACT 15 U.S.C. 697(A)&, OF A DEBENTURE TO BE ISSUED AND SOLD BY THE PAYEE (THE "DEBENTURE"), WHICH IS HEREBY INCORPORATED HEREIN BY REFERENCE.

ALL PAYMENTS UNDER THIS NOTE SHALL BE APPLIED IN THIS ORDER: (1) TO THE SERVICING FEES SET FORTH IN THE SERVICING AGENT AGREEMENT, (2) TO INTEREST, (3) TO PRINCIPAL, (4) TO THE LATE FEE SET FORTH IN THIS NOTE.

LATE CHARGE

IN THE EVENT PAYEE OR ITS AGENT OR ASSIGNEE ACCEPTS A LATE PAYMENT AFTER THE FIFTEENTH DAY OF THE MONTH IN WHICH SUCH PAYMENT IS DUE, THE UNDERSIGNED AGREES TO PAY A LATE PAYMENT CHARGE EQUAL TO FIVE PERCENT OF THE LATE AMOUNT OR $100.00, WHICHEVER IS GREATER, AS COMPENSATION FOR ADDITIONAL COLLECTION EFFORTS.

DEFINITIONS

THE TERM "INDEBTEDNESS" AS USED HEREIN SHALL MEAN THE INDEBTEDNESS EVIDENCED BY THIS NOTE, INCLUDING PRINCIPAL, INTEREST, SERVICE FEES, LATE PAYMENT

2.   DEBENTURE AND BORROWER'S OBLIGATIONS

     DATE OF SBA APPROVAL FEBRUARY 02, 1998

                                    (A) DEBENTURE           (B) NOTE (OR LEASE)

     A. * PRINCIPAL AMOUNT:         $   750,000.00          $   750,000.00

     B.   ISSUE OR NOTE/LEASE DATE:       JULY 15, 1998           MAY 29, 1998

     C.   INTEREST RATE:                6.10000%                6.15800% **

     D. * MATURITY DATE:                  JULY 01, 2018           JULY 01, 2018

     E.   PAYMENT:                  $    32,634.26          $     5,439.04
                                       (SEMI-ANNUAL)            (MONTHLY P&I)

     F.   PAYMENT DATES:

                    EVERY 1ST OF       JANUARY                  AUGUST 1998
                                                       (FIRST OF MONTH STARTING)

                    AND 1ST OF             JULY

     G.   NET DEBENTURE PROCEEDS:   $   729,000.00
        (AS DEFINED IN 13 CFR 108.2)

THE BORROWER HEREBY CERTIFIES THAT THE CDC HAS EXTENDED FINANCIAL ASSISTANCE TO THE BORROWER IN THE FORM OF A LOAN OR A LEASE EVIDENCED BY A WRITTEN INSTRUMENT (THE "NOTE" OR THE "LEASE"), A COPY OF WHICH IS ATTACHED HERETO, AND DESCRIBED IN COLUMN(B) ABOVE.

THE CDC HEREBY CERTIFIES THAT IT HAS ISSUED A DEBENTURE DESCRIBED IN COLUMN (A) ABOVE. THE CDC ACKNOWLEDGES THAT IT IS SOLELY RESPONSIBLE FOR COLLECTING ALL LOAN OR LEASE PAYMENTS, INCLUDING DELINQUENT PAYMENTS IF ANY, DUE FROM THE BORROWER SO THAT FUNDS SHALL BE AVAILABLE FOR MAKING ALL REQUIRED PAYMENTS DUE PURSUANT TO THE TERMS OF THE DEBENTURE. THE CDC AGREES TO REMIT ANY DELINQUENT PAYMENTS COLLECTED BY THE CDC FROM THE BORROWER TO THE CSA.

*    ITEM IN COLUMN(A) MUST BE IDENTICAL TO ITEM IN COLUMN (B)

** THE NOTE RATE IS THE INTEREST RATE CHARGED ON THE DEBENTURE, ADJUSTED TO REFLECT MONTHLY AMORTIZATION. SERVICING FEES, AS PER SECTION 8, ARE ADDED TO MONTHLY PRINCIPAL AND INTEREST PAYMENTS TO ARRIVE AT BORROWER'S TOTAL MONTHLY OBLIGATIONS. AS SET FORTH IN THE LOAN AMORTIZATION SCHEDULE ATTACHED TO THE NOTE, THIS COMBINED AMOUNT IS THE AMOUNT THAT MUST BE REMITTED TO THE CSA EACH MONTH.

3.   UNDERWRITERS FEE

     THE OFFERING OF THE CERTIFICATES TO INVESTORS THROUGH ONE OR MORE UNDERWRITERS HAS BEEN ARRANGED. THE UNDERWRITERS FEE FOR THIS SERVICE IS FIVE-EIGHTHS OF ONE PERCENT (5/8 OF 1%) OF THE TOTAL DEBENTURE PROCEEDS, IDENTIFIED IN SECTION 5.B. HEREOF.

4.   INITIATION, PROCESSING AND CLOSING FEES

     THE CDC AND BORROWER AGREE TO PAY THE FEES AND CLOSING COSTS SET FORTH IN THE DISBURSEMENT INSTRUCTIONS, IDENTIFIED IN SECTION 5.A.(3.) HEREOF.

5. DISBURSEMENT INSTRUCTIONS (ALL INFORMATION MUST BE COMPLETED; ENTER "N/A" IF NOT APPLICABLE) (NOTE: PLEASE ROUND TO THE NEAREST PENNY.)

     THE TOTAL DEBENTURE PROCEEDS SHALL BE DISBURSED AS FOLLOWS:

     A.   THE CSA WILL DISBURSE THE FOLLOWING:

          (1)  AMOUNT OF THE NET DEBENTURE PROCEEDS TO BE DISBURSED (LESS AMOUNT
               IN

          (2), IF APPLICABLE) TO BORROWER'S CREDITOR(S) BY WIRE-TRANSFER, AS
               THEIR INTERESTS APPEAR BELOW:                      $   729,000.00


          (A)  RECIPIENT BANK (E.G., INTERIM LENDER) (NET DEBENTURE PROCEEDS):

                 NAME OF RECIPIENT BANK                     CITY AND STATE
               BK. OF AMERICA COMM. DEV. BANK          SAN FRANCISCO       CA

                 ACCOUNT NAME                               ACCOUNT NUMBER
               PROLONG SUPER LUBRICANTS, INC.          00013-79488

                 ROUTING SYMBOL & TRANSACTION CODE          ATTENTION OF
               121000358                               ARLENE GILLETTE
--------------------------------------------------------------------------------

          (B) CORRESPONDENT BANK - COMPLETE THE FOLLOWING ONLY IF RECIPIENT BANK IS NOT A FED WIRE MEMBER:

                  CORRESPONDENT BANK NAME                   CITY AND STATE

                  ACCOUNT NAME                              ACCOUNT NUMBER

                  ROUTING SYMBOL & TRANSACTION CODE         ATTENTION OF

--------------------------------------------------------------------------------

          (2)  AMOUNT OF NET DEBENTURE PROCEEDS HELD IN ESCROW BY
               CSA PURSUANT TO REGULATIONS SECTION 108.503-7(C):            0.00

          (3)  PROCESSING FEES, DEPOSITS, AND OTHER CLOSING COSTS:

               (A)  RESERVE AMOUNT
                    (0.005 TIMES NET DEBENTURE PROCEEDS)
                    TO BE DEPOSITED IN MASTER RESERVE ACCOUNT           3,645.00

               (B)  FUNDING FEE
                    (0.0025) TIMES NET DEBENTURE PROCEEDS               1,822.50

               (C)  CDC PROCESSING FEE
                    (0.015) TIMES NET DEBENTURE PROCEEDS)              10,935.00

               (D)  CLOSING COSTS                                         350.00
                    SUM OF (A) THROUGH (D)                             16,752.50

          (4)  BALANCE, IF ANY, TO THE BORROWER IN AMOUNT OF:             497.50

          (5)  AMOUNT RECEIVED AND DISBURSED BY CSA
               (SUM OF ITEMS(1) THRU (4)):                            746,250.00

     B.   THE UNDERWRITERS FEE IS WITHHELD PRIOR TO CSA RECEIPT
          OF FUNDS. (UNDERWRITERS FEE CALCULATED AS FOLLOWS: SUM
          OF (1), (2) & (3) FROM ABOVE DIVIDED BY 0.99375; ROUND
          THIS NUMBER UP TO THE NEXT HIGHEST THOUSAND; MULTIPLY
          THIS NUMBER BY .00500):                                       3,750.00

     C.   TOTAL DEBENTURE AMOUNT (SUM OF ITEMS A. (5) PLUS B):        750,000.00

                      U. S. Small Business Administration

                     Certified Development Company Program

                                  "504" NOTE

                     Loan Number CDC-L-GP-181-809-40-01-CA

                                                               Santa Ana, CA
                                                           ---------------------
                                                              (City and State)

$750,000.00                                                  (Date) 29 May, 1998

 For value received, the Undersigned promises to pay to the order of
CDC SMALL BUSINESS FINANCE CORP at its office in (City and State) Orange, CA, or
------------------------------                                   ----------
 Payee (development company)
upon assignment or transfer of this Note by the Payee, and written notice thereof to the Undersigned, at such other place as may be designated from time to time by said assignee or transferee, Seven Hundred Fifty Thousand dollars,
                                        ----------------------------
                                              Write out amount)
with interest on the outstanding balance at _____________% per annum commencing on July 15, 1998 (date of Debenture).

  Loan payments shall be made in equal installments, each in the amount of $_______________, commencing on the first day of August, 1998, and continuing due and payable on the first day of each month thereafter until July 1, 2018, when the full unpaid balance of principal and interest shall become due and payable. In addition to the aforesaid loan payments, Undersigned's total monthly obligation shall include the service fees set forth in the Servicing Agent Agreement (SBA Form 1506) attached to and incorporated into this Note.

  This Promissory Note evidences and related Collateral is given, to secure a loan made by the Payee to the Undersigned and such Note and Collateral will be assigned by Payee to the Small Business Administration (SBA) to secure the guaranty by SBA pursuant to $503(a) of the Small Business Investment Act (15 U.S.C. $697(a)), of a Debenture to be issued and sold by the Payee (the "Debenture"), which is hereby incorporated herein by reference.

  All payments under this note shall be applied in this order: (1) to the servicing fees set forth in the Servicing Agent Agreement, (2) to interest, (3) to principal, (4) to the late fee set forth in this Note.

Late Charge
-----------

In the event Payee or its Agent or assignee accepts a late payment after the fifteenth day of the month in which such payment is due, the Undersigned agrees to pay a late payment charge equal to five percent of the late amount or $100.00, whichever is greater, as compensation for additional collection efforts.

Definitions
-----------

The term "Indebtedness" as used herein shall mean the indebtedness evidenced by this Note, including principal, interest, service fees, late payment charges, and expenses including but not limited to the expenses related to the care and preservation of Collateral and interest at the note rate thereon, whether contingent, now due or hereafter to become due, and the stated prepayment premium, if applicable. The term "Collateral" as used in this Note shall mean any funds, guaranties, or other property, or rights therein of any nature whatsoever, or the proceeds thereof, which are, or hereafter may be hypothecated, directly or indirectly, by the Undersigned or others, in connection with, or as security for, the Indebtedness or any part thereof. The Collateral, and each part thereof, shall secure the Indebtedness and each part thereof. The covenants and conditions set forth or referred to in any instruments of hypothecation constituting the Collateral are hereby incorporated in this Note as convenants and conditions of the Undersigned with the same force and effect as though such convenants and conditions were fully set forth herein. The term "CSA" shall mean the Central Servicing Agent appointed by the development company (SBA Form 1506) and accepted by the Undersigned to receive all payments by the Undersigned under this Note. The term "Undersigned" shall mean the borrower under this Note and, if the operating small concern for the benefit of which this loan is made is not the borrower, such operating small concern.

Prepayment
----------

Payment of the entire outstanding balance of the Indebtedness may be made prior to the maturity date hereof, timing to be arranged with Payee or SBA as assignee but no partial prepayments may be made. The amount required to prepay this Note shall be the aggregate of the Indebtedness including interest to the prepayment (repurchase) date, and any prepayment premium required by the schedule to be attached to this Note and incorporated by this reference. For purposes of prepayment the repurchase date is the next semi-annual payment date on the Debenture. The Undersigned must make a written request for prepayment to the payee or SBA as assignee at least forty-five (45) days before the prepayment date. Ten (10) business days prior to the scheduled prepayment date the undersigned shall cause to be transferred by wire a non-refundable good faith deposit of one thousand dollars ($1,000) to the CSA. Such deposit shall be applied in full to the repurchase price of said debenture and shall be forfeited if undersigned fails to pay the designated total prepayment amount to the CSA on the designated prepayment date, as compensation for the cost of arranging the failed prepayment.

Acceleration
------------

The Indebtedness shall immediately become due and payable, upon the appointment of a receiver or liquidator, whether voluntary or involuntary, for the Undersigned or for any of its property, or upon the filing of a petition by or against the Undersigned under the provisions of any State or Federal insolvency law or under the provisions of the Bankruptcy Code of 1978 or upon the making by the Undersigned of an assignment for the benefit of its creditors. Payee with the consent of SBA, or SBA as assignee is authorized to declare all or any part of the Indebtedness immediately due and payable upon the happening of any of the following events: (1) Failure to pay any part of the Indebtedness when due; (2) nonperformance by the Undersigned of any agreement with, or any condition imposed by, the development company or SBA; (3) failure of the Undersigned or any person acting on behalf of the Undersigned to disclose any material fact, in any application, declaration or other document delivered to the development company or SBA or any misrepresentation by or for the benefit of the Undersigned in such document; (4) the reorganization, merger or consolidation of the Undersigned without prior written consent of the development company and SBA, or the making of an agreement therefor; (5) the sale of the Collateral, or any part of it or any interest in it, or any agreement that the Collateral will be alienated by the Undersigned, or any alienation of the Collateral by operation of law or otherwise; (6) the Undersigned's failure duly to account, to Payee's or SBA's (as assignee) satisfaction, at such time or times as may be required, for any of the Collateral, or proceeds thereof, coming into the control of the Undersigned;
(7) the institution of any suit affecting the Undersigned deemed by SBA to affect adversely its interest hereunder in the Collateral or otherwise; (8) any change, without prior written approval by SBA, affecting ten or more percent in the legal or equitable ownership of the Undersigned; (9) any change in the respective ownerships of the Undersigned; (10) if the Undersigned and/or its affiliates acquire directly or indirectly an ownership interest of ten or more percent in the development company; (11) any other event prohibited by the related security or other instruments; or (12) any violation by the Undersigned of SBA regulations. Payee's or SBA's as assignee failure to exercise its rights under this paragraph shall not constitute a waiver thereof. Upon acceleration pursuant to this paragraph, the indebtedness shall be computed in the same manner as is set forth for the prepayment amount in the preceding paragraph captioned "Prepayment".

Collateral
----------

Upon the nonpayment of the Indebtedness, or any part thereof, when due, whether by acceleration or otherwise, Payee with SBA's consent or SBA as assignee is empowered to sell, assign, and deliver the whole or any part of the Collateral at public or private sale. After deducting all expenses incidental to such sale or sales, Payee or SBA as assignee may apply the proceeds thereof to the payment of the Indebtedness as it shall deem proper. The Undersigned hereby waives all rights to redemption or appraisement whether before or after sale. Payee with SBA's consent or SBA as assignee is further empowered, to convert into money all or any part of the Collateral, by suit or otherwise, and to surrender, compromise, release, renew, extend, exchange, or substitute any item of the Collateral in transactions with the Undersigned or any third party. Whether any item of the Collateral shall not be paid when due, or otherwise shall be in default, whether or not the Indebtedness, or any part thereof, has become due, Payee or SBA as assignee shall have the same rights and powers with respect to such item of the Collateral as are granted in respect thereof in this paragraph in case of nonpayment of the Indebtedness, or any part thereof, when due. None of the rights, remedies, privileges, or powers of Payee or SBA as assignee expressly provided for herein shall be exclusive, but each of them shall be cumulative with and in addition to every other such power now or hereafter existing in favor of Payee or SBA as assignee, whether at law or in equity, by statute or otherwise.

The Undersigned agrees to take all necessary steps to administer, supervise, preserve, and protect the Collateral; and regardless of any action taken by Payee or SBA as assignee, there shall be no duty upon Payee or SBA as assignee in this respect. The Undersigned shall pay all expenses of any nature, including but not limited to reasonable attorney's fees and costs, which Payee or SBA as assignee may deem necessary in connection with the satisfaction of the Indebtedness or the administration, preservation (including, but not limited to, adequate insurance of), or the realization upon the Collateral. Payee with SBA's consent or SBA as assignee is authorized to pay at any time and from time to time any or all of such expenses, add the amount of such payment to the amount of the Indebtedness, and charge interest thereon at the rate specified herein with respect to the principal amount of this Note.

The security rights of Payee or SBA as assignee hereunder shall not be impaired by any indulgence, including but not limited to (a) any renewal, extension, or modification which Payee or SBA as assignee may grant with respect to the Indebtedness or any part thereof, or (b) any surrender, compromise, release, exchange, or substitution which Payee or SBA as assignee may grant in respect of the Collateral, or (c) any indulgence granted in respect to any endorser, guarantor, or surety. The Payee or SBA as assignee of this Note, the Collateral, any guaranty, and any other document (or any of them), sold, transferred, or pledged, shall forthwith become vested with and entitled to exercise all the powers and rights given by this Note as if said purchaser, transferee, or pledgee were originally named Payee in this Note.

                                    Prolong Super Lubricants, Inc, a Nevada
                                    Corporation
                                                     /s/ Elton Alderman
                                                     ---------------------------
                                                     Elton Alderman, President
                                                     ---------------------------
                                                     /s/ Thomas Billstein
                                                     ---------------------------
                                                     Thomas Billstein, Secretary

   In consideration of the guarantee by Small Business Administration of a
Debenture in the amount of $ 750,000.00               , issued by
                             -------------------------

                        CDC SMALL BUSINESS FINANCE CORP
-------------------------------------------------------------------------------
                             (Development Company)

(which Debenture is identified as Small Business Project
Prolong Super Lubricants, Inc.
-----------------------------)
   (Name of Small Concern)

said      CDC SMALL BUSINESS FINANCE CORP              hereby
     -------------------------------------------------
              (Development Company)

assigns and transfers all rights, title and interest in this Note to the Small Business Administration.

                      SEAL

                                               CDC SMALL BUSINESS FINANCE CORP
                                               --------------------------------
                                               By  /s/ Michael A Owen
                                               --------------------------------
                                               Michael A. Owen,
                                               Executive Vice President

Attest /s/ Dan E Wilkens
       ---------------------------
       Dan E. Wilkens, Secretary

                           SERVICING AGENT AGREEMENT

-------------------------------------------------------------------------------
SBA Loan Number                                             SBA Office Name

CDC-L-GP-181-809-40-01-CA                                   Santa Ana
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Borrower's Name(s)

Prolong Super Lubricants, Inc.
--------------------------------------------------------------------------------
Name to appear on Colson reports to the CDC
(if different)

O - Prolong Super Lubricants, Inc.
--------------------------------------------------------------------------------
Borrower's Street Address                             City/State/Zip

6 Thomas                                              Irvine, CA 92618
--------------------------------------------------------------------------------
Taxpayer ID No.(must be 9 digits)

88-0250473 (Prolong Super Lubricants, Inc.)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Small Business Concern(SBC) Name
(If different from borrower)

Prolong Super Lubricants, Inc.
--------------------------------------------------------------------------------
SBC Street Adress                                     City/State/Zip
(If different from borrowers address)

Same
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Certified Development Company                         CDC No.
-----------------------------

CDC Small Business Finance Corp                       09024
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CENTAL SERVICING AGENT

     Colson Services Corp., 504 Loan Department
     150 Nassau Street, New York, NY 10038
--------------------------------------------------------------------------------

This Agreement is made by the parties hereto pursuant to the Master Servicing Agent Agreement ("MSAA") dated 1-1-95 between the U.S. Small Business Administration ("SBA") and Colson Services Corp. ("Central Servicing Agent"). In the event that SBA shall name a successor Central Servicing Agent pursuant to a new MSAA, such Agreement shall provide that such successor undertakes the obligations and succeeds to the rights of Colson Services Corp, under the Agreement on the samE terms as stated herein. The borrower and the CDC agree in that event to the substitution of the successor Central Servicing Agent for Colson Services Corp, in this Agreement as if such successor were named herein and a signatory hereto.

NOTE TO SBA DISTRICT OFFICE: SEND THIS AGREEMENT TO THE CENTRAL SERVICING AGENT BY OVERNIGHT MAIL ONLY.

This Agreement is made by the parties hereto in reference to the following facts:

     Whereas the Borrower has obtained financial assistance from the CDC in the form of a Loan, or a Lease, of real and/or personal property; and

     Whereas the CDC has issued a Debenture, as described above, to fund said financial assistance is secured by Borrower's Note and related collateral in the case of a Loan or Lease Agreement in the case of a Lease; and

     Whereas the Small Business Administration ("SBA") has guaranteed the Debenture pursuant to 15 U.S.C. Section 697; and

     Whereas the CDC has assigned the Note and related collateral or the lease, as the case may be, to SBA as security for SBA's guarantee; and

     Whereas SBA, in consideration of its guarantee, has required the parties hereto appoint a Central Servicing Agent ("CSA") to receive and distribute funds flowing among the parties hereto and perform other services as specified herein and in the MSAA; and

     Whereas the Debenture has been pooled with like Debentures, and Certificates have been issued representing ownership of all or a fractional part of such pool to Investors who have purchased interest in the pool; and

     Whereas SBA has appointed a Trustee to issue Certificates to the Investors, receive funds from the CSA and remit funds to the Investors.

NOW THEREFORE, IT IS AGREED BY THE PARTIES AS FOLLOWS:

1.   APPOINTMENT OF SERVICING AGENT

     a.   The CDC hereby appoints Colson Services Corp. as its agent to:

(1) Receive the proceeds of the sale of the Debenture, net of selling expenses, from the Selling Group as defined herein below and, after distributing any of the proceeds in the manner set forth herein, to disburse the remaining proceeds to the Borrower specified herein.

(2) Receive monthly Loan or Lease payments from the Borrower, credit same within one business day of receipt and retain said payments in an account established pursuant to the MSAA called the Master Reserve Account ("MRA") until a semi-annual Debenture payment is due.

(3) Remit semi-annual Debenture payments to the Trustee as required by the MSAA.

     (b) The Borrower hereby consents to appointment of Colson Services Corp, as CSA and in addition agrees to:

          (1) Remit its monthly Loan or Lease payments when due to CSA by Automatic Cleaning House or Federal Fund wire transfer, or in a manner approved by CSA in writing.

          (2)  Pay all fees attributable to Borrower as described herein.

2.   DEBENTURE AND BORROWER'S OBLIGATIONS

     Date of SBA approval February 2, 1998

                                                       (a) DEBENTURE                 (b) NOTE (OR LEASE)
     a. * Principal Amount:                                 $750,000.00                     $750,000.00
                                                       ------------------------       -----------------------

     b.   Issue or Note/Lease Date:                         July 15, 1998                 May 29, 1998
                                                       ------------------------      ------------------------
     c.   Interest  Rate:                                                  %                          %    **
                                                       ------------------------      --------------------

     d. * Maturity Date                                     July 1, 2018                  July 1, 2018
                                                       ------------------------      -------------------------

     e.   Payment                                           $                             $
                                                       -------------------------     --------------------------
                                                             (Semi-Annual)                  (Monthly P& I)

     f.   Payment Dates:
              Every 1st of                                  January                       August, 1998
                                                       ------------------------      ---------------------------
                                                                                      (First of month starting)
               and 1st of                                    July
                                                       ------------------------

     g.   Net Debenture Proceeds:                           $729,000.00
                                                       ------------------------
               (as defined in 13 CFR 106.2)

The Borrower hereby certifies that the CDC has extended financial assistance to the Borrower in the form of a Loan or a Lease evidenced by a written instrument (the "Note" or the "Lease"), a copy of which is attached hereto, and described in Column (b) above.

The CDC hereby certifies that it has issued a Debenture described in Column (a) above. The CDC acknowledges that it is solely responsible for collecting all Loan or Lease payments, including delinquent paymentS if any, due from the Borrower so that funds shall be available for making all required payments due pursuant to the terms of the Debenture. The CDC Agrees to remit any delinquent payments by the CDC from the Borrower to the CSA.

*         Item in Column (a) must be identical to item in Column (b)

** The Note Rate is the interest rate charged on the Debenture, adjusted to reflect monthly amortization. Serving fees, as per Section 8, are added to monthly principal and interest payments to arrive at Borrower's total monthly obligations. As set forth in the Loan Amortization Schedule attached to the Note, this combined amount is the amount that must be remitted to the CSA each month.

3.   UNDERWRITERS FEES

     The offering of the Certificates to Investors through one or more Underwriters has been arranged. The Underwriters fee for this service is five-eights of one percent (5/8 of 1%) of the total Debenture proceeds, identified in Section 5.b. hereof.

4.   INITIATION, PROCESSING AND CLOSING FEES

     The CDC and Borrower agree to pay the fees and closing costs set forth in the Disbursement Instructions, identified in Section 5.a. (3) hereof.

5. DISBURSEMENT INSTRUCTIONS (ALL INFORMATION MUST BE COMPLETED; ENTER "N/A" IF NOT APPLICABLE)
     NOTE: PLEASE ROUND THE NEAREST PENNY).

     A.   The CSA will disburse the following:

          (1)  Amount of Net Debenture Proceeds to be disbursed (less amount in
               (2), if applicable) to Borrower's Creditor(s) by wire-transfer,
               as their interests appear below:                    $729,000,000
                                                                   ------------

         ------------------------------------------------------------------------------------
          (a) RECIPIENT BANK (e.g. Interim Lender) (NET DEBENTURE PROCEEDS):
         ------------------------------------------------------------------------------------
          Name of Recipient Bank                                  City and State
          Bank of America Community Development Bank              San Francisco, CA
         ------------------------------------------------------------------------------------
          Account Name                                            Account Number
          Prolong Super Lubricants, Inc.                          00013-79488
         ------------------------------------------------------------------------------------
          Routing Symbol & Transaction Code (must be 9 digits)    Attention of:
          121000358                                               Arlene Gillette
         ------------------------------------------------------------------------------------

         ------------------------------------------------------------------------------------
          (b) CORRESPONDENT BANK - COMPLETE THE FOLLOWING ONLY IF RECIPIENT BANK IS NOT A FED
          WIRE MEMBER:
         ------------------------------------------------------------------------------------
          Correspondent Bank Name                                 City and State

         ------------------------------------------------------------------------------------
          Account Name                                            Account Number

         ------------------------------------------------------------------------------------
          Routing Symbol & Transaction Code (must be 9 digits)    Attention of:

         ------------------------------------------------------------------------------------

          (2)  Amount of Net Debenture Proceeds held in escrow by CSA pursuant to
               Regulations Section 108.503-7(c)                                       $0
                                                                                      -----------------
          (3)  Processing Fees, Deposits, and Other Closing Costs:

               (a)  Reserve Amount (0.005 times Net Debenture Proceeds)
                    to be deposited in Master Reserve Account                         $3,645.00
                                                                                      -----------------
               (b)  Funding Fee (0.0025 times Net Debenture Proceeds)                 $1,822.50
                                                                                      -----------------
               (c)  CDC Processing Fee (0.015) times Net Debenture Proceeds)          $10,935.00
                                                                                      -----------------
               (d)  Closing Costs                                                     $350.00
                                                                                      -----------------
                         SUM of (a) through (d)                                       $16,752.50
                                                                                      -----------------
          (4)  Balance, if any, to the Borrower in amount of:                         $497.50
                                                                                      -----------------
          (5)  Amount received and disbursed by CSA (Sum of Items (1) thru (4):       $746,250.00
                                                                                      -----------------
     b.   The Underwriters fee is withheld prior to CSA Receipt of funds.
          (Underwriters Fee calculated as follows: Sum of (1), (2) & (3) from above divided by 0.99375; round this number up to the next highest
          thousand; multiply this number by .00625):                                  $3,750.00
                                                                                      -----------------
     c.   TOTAL DEBENTURE AMOUNT (sum of items a.(5) plus b.):                         $750,000.00
                                                                                      -----------------

6.   LATE PAYMENT

     Under the attached Note or Lease, the Borrower is subject to a late payment charge which the CSA shall remit to either the CDC or SBA at the direction of SBA as compensation for additional collection efforts.

7.   PREPAYMENT

     It is understood that the Note or Lease is subject to prepayment, at the option of the Borrower, upon notification of CSA by SBA and based on the prepayment price computed as set forth in the Borrower's Note or Lease. The Borrower agrees to give 45 days written notice to the CDC if it elects to prepay such Note or Lease, in accordance with the "Prepayment" provision of the attached Note or Lease. Any such prepayment will be remitted on the schedule prepayment date by CSA to the MRA as directed in writing by SBA. It is further understood that prepayments in an amount less than necessary to fully prepay the Note or Lease or made later than the scheduled date shall not be permitted.

8.   SERVICING FEES

     As stated in Section 2 above, in addition to the principal and interest payment, the Borrower's obligation includes the following servicing fees:

  a. The Borrower's total monthly obligation shall include a servicing fee of one-tenth of one percent (1/10 of 1%) per annum on the balance of the Note or Lease, such balance to be determined at 5-year anniversary intervals at the beginning of such interval. This fee shall be deposited by the CSA in a subaccount of the MRA called the MRA fee subaccount.

  b. The Borrower's total monthly obligation shall include a servicing fee paid to the CDC of Five-Eights of One percent (5/8 of 1%) per annum of the
                   -----------    ---          ---    -
     outstanding balance of the Note or Lease determined at 5-year anniversary intervals at the beginning of such interval.

9.   COMPLETION OF DOCUMENTS

     The Undersigned hereby authorize SBA or its agent, and/or the CSA, to date and otherwise complete any terms of the Debenture, documents evidencing the Borrower's obligation, and/or this Servicing Agent Agreement, which are unknown at the time of execution thereof as soon thereafter as such terms become known.

10.  COMPENSATION TO CSA

     CSA shall be compensated for performing the services set forth in Section 1.a. of this Agreement from the MRA fee subaccount at a price for such services agreed to with SBA.

11.  INDEMNIFICATION

     The CSA and CDC shall idemnify and hold each other harmless from any and all suits, liabilities, and claims, losses, costs and expenses (including reasonable attorney's fees) incurred by either as a result of the other's negligence or bad faith or failure to perform in accordance with this Agreement or with instructions which either party may receive from time to time.

12.  TAXPAYER IDENTIFICATION NUMBER

     A borrower is required by law to provide the Central Servicing Agent (CSA), Colson Services Corp., with its correct taxpayer identification number. If the borrower does not provide the CSA with its correct identification number, the borrower may be subject to civil or criminal penalties imposed by law. Under penalties of perjury, the borrower certifies that the taxpayer identification number shown on Page 1 of this Servicing Agent Agreement is correct.

IN WITNESS WHEREOF, the parties have executed this Agreement or caused this Agreement to be executed by their respective officers thereunto duly authorized as of the ______ day of May, 1998


CDC Small Business Finance Corp              Prolong Super Lubricants, Inc.
-------------------------------------        -----------------------------------
(Certified Development Company Name)         (Borrower's Name(s))


By: /s/ Michael A. Owen                      /s/  Elton Alderman
   ----------------------------------        -----------------------------------
        Michael A. Owen, Executive           Elton Alderman, President
Vice President

Attest: /s/ Dan E. Wilkens                   /s/ Thomas Billstein
       ------------------------------        -----------------------------------
            Dan E. Wilkens, Secretary            Thomas Billstein, Secretary


                                             ___________________________________


                                             ___________________________________


                                             Small Business Concern (if not the
                                             Borrower):

                                             N/A


                                             ___________________________________

                                             ___________________________________

ACCEPTANCE BY CSA

Colson Services Corp., as Central Servicing Agent, hereby accepts appointment as the CSA in accordance with provisions of the foregoing Agreement at its offices in New York, New York on this 15 day of July 1998.

Colson Services Corp.

/s/ Sanford M. Mortan
    -----------------
By: SANFORD M. MORTAN
   ------------------
    FOR SBA FORM 1506
      EXECUTION ONLY

                    RESOLUTION OF THE BOARD OF DIRECTORS OF

                       CDC SMALL BUSINESS FINANCE CORP.
                       --------------------------------
                        (Development Company Applicant)

         FOR SALE OF A 504 DEBENTURE, LOAN # CDC-L-GP-181-809-40-01-CA
                                            --------------------------

               FOR PURCHASE OF FUNDING A SMALL BUSINESS LOAN TO

                        PROLONG SUPER LUBRICANTS, INC.
--------------------------------------------------------------------------------
                           (Small Business Borrower)


I. RESOLVED, that the officers of this corporation named below in Section V hereof, or any one of them, or any one of their duly elected or appointed successors in office ("officers"), be and they are authorized and empowered in the name of and on behalf of this Certified Development Corporation
     (CDC) and under its seal, to execute and deliver to the Small Business Administration (SBA), or SBA's duly appointed agent, as the case may be, the following documents:

     (a) Application for debenture guaranty and sale in the total amount not to exceed $750,000,00, maturing upon such date, bearing interest at such terms and conditions as may be prescribed; and

     (b) the debenture of this CDC, to be sold and guaranteed by SBA on behalf of this CDC on such terms and conditions as SBA may deem proper; and

     (c) any and all other instruments or agreements of this CDC which may be required by SBA in connection with such debenture guaranty;

II. FURTHER RESOLVED, that the officers be and they are authorized and empowered to do any acts to secure SBA's guarantee of the debenture issued hereunder, including but not limited to the mortgage, pledge, or hypothecation to SBA, or SBA's duly appointed agent, of any or all assets granted and pledged by the small businesses borrower to this CDC; and to execute in the name and on behalf of this CDC any instrument or agreements deemed necessary or proper by SBA, in respect of the collateral given by this CDC to secure SBA's guaranty of the debenture issued pursuant hereto;

III. FURTHER RESOLVED, that any indebtedness heretofore contracted and any contracts or agreements heretofore made with SBA on behalf of this CDC, and all acts of officers or agents of this CDC in connection with said indebtedness or said contracts or agreements, are hereby ratified and confirmed;

IV. FURTHER RESOLVED, that Development Company Funding Corporation (DCFC) is authorized as agent for this CDC to sell the debenture referred to herein at such price, on such date, at such interest rate, and on such terms and conditions as may be deemed proper and as approved by SBA; and, to deliver on behalf of this CDC any and all documentation required by the purchaser(s) to effect the sale and guarantee of the debenture, and to receipt for the purchase price for the said debenture for the account of this CDC. This CDC further authorized SBA or its agent to insert the date of issuance of the debenture, the interest rate, the payment dates, the payment amounts, and the maturity date of the debenture being sold hereunder;

V. FURTHER RESOLVED, that this resolution shall be effective until written notice of its amendment or rescission in received by SBA and DCFC prior to the execution by DCFC of an agreement for sale of the Debenture.

VI. FURTHER RESOLVED, that the officers referred to in the foregoing resolutions are as follows;

     Michael A. Owen       Executive Vice President   /s/ SIGNATURE ILLEGIBLE ^^
     ------------------    ------------------------  ---------------------------
       (Typewrite name)         (Title)                   (Signature)

     Dan E. Wilkens        Secretary                 /s/ Dan E. Wilkens
     ------------------    ------------------------  ---------------------------
       (Typewrite name)         (Title)                   (Signature)


     __________________    ________________________  ___________________________
       (Typewrite name)         (Title)                   (Signature)


     __________________    ________________________  ___________________________
       (Typewrite name)         (Title)                   (Signature)


     __________________    ________________________  ___________________________
       (Typewrite name)         (Title)                   (Signature)

VII. FURTHER RESOLVED, that SBA is authorized to rely upon the aforesaid resolutions until receipt of written notice of any change.


                                 CERTIFICATION

I HEREBY CERTIFY that the foregoing is a true and correct copy of a resolution regularly presented to and adopted by the Board of Directors of CDC SMALL BUSINESS FINANCE CORP. (the CDC) at a meeting duly called and held at San Diego on the ______ day of May 1998, at which a quorum was present and voted, and that such resolution is duly recorded in the minute book of this corporation; that the officers named in said resolution have been duly elected or appointed to, and are the present incumbents of the respective offices set after respective names; and that the signatures set opposite their respective names are their true and genuine signatures.

                                             /s/ Dan E. Wilkens
                                             --------------------------
                                             Dan E. Wilkens, Secretary

(Seal)

                       DEVELOPMENT COMPANY 504 DEBENTURE

[SEAL]

                                      Date of Issuance           July 15, 1998

                                      Date of Maturity           July 1, 2018

                                      Original Principal Amount  $750,000.00


                        CDC SMALL BUSINESS FINANCE CORP
--------------------------------------------------------------------------------
                         (Name of Development Company)       (The "Company")

      925 Fort Stockton Drive       San Diego          CA           92103
--------------------------------------------------------------------------------
            (Street)                  (City)         (State)        (Zip)

For value received, the Undersigned Company promises to pay to Harris Trust of New York, as Trustee under that certain Trust Agreement, dated as of December 1, 1986, at such location as may be directed, the principal amount of Seven Hundred and Fifty Thousand dollars ($750,000.00), together with interest on the unpaid principal computed from the Date of Issuance hereof based on a 360-day year made up of twelve (12) thirty (30) day months, until paid at the rate of ___________ percent (___________%) per annum.

Payment on this Debenture is to be made as follows:

     Forty (40) consecutive semi-annual payments of ________ dollars and ______ cents ($__________) each January 1 and July 1 (the "Payment Dates") beginning on January 1, 1999 and ending on the Date of Maturity hereof.

This Debenture is guaranteed by SBA, pursuant and subject to Section 503 of the Small Business Investment Act of 1958, as amended, (the "Act") (15 U.S.C. 697).

The proceeds of the sale of this Debenture will be used to fund a loan or to finance property subject to a lease (such a loan or lease is referred to herein as a "loan") by the Company to the following small business concern:

Small Business Project  Prolong Super Lubricants, Inc.
                       ---------------------------------------------------------
                                     (The "Small Business Concern")

Debenture Number  __________________ Loan Number CDC-L-GP-181-809-40-01-CA

Each payment made on this Debenture shall be applied first to the payment of interest and then to the payment of principal and shall be in such funds as are then legal tender for the payment of debts due to the United States.

The unpaid principal balance of this Debenture, together with accrued interest, shall become immediately due and payable upon the acceleration of the Note; provided however, that the termination of a lease on property financed from the proceeds of this debenture shall not require the acceleration of this debenture as long as the Company continues to pay principal and interest when due hereunder, or as long as SBA in its sole discretion makes such payments of principal and interest to the holder of this debenture.

The Company may elect to repurchase this Debenture, as a whole and not in part, on any Payment Date prior to the maturity in the manner and at the price as next prescribed. The Company shall notify SBA in writing at least thirty (30) days prior to the date on which is wishes to repurchase this Debenture, and shall follow instructions provided by SBA to complete the repurchase. The repurchase price shall be an equal amount to the outstanding principal balance of the Debenture, plus interest accrued and unpaid thereon to the repurchase date, plus a repurchase premium ("RP"), if any, determined as follows:

     RP = D (I x P), where
     D  = the remaining principal balance of the Debenture
     I  = the interest rate stated on the face of the Debenture expressed in decimal points
     P  = the factor set forth below for the applicable year

     If the term of this Debenture is for 20 years:

Year                            P
----                          -----

1                             1.00
2                              .90
3                              .80
4                              .70
5                              .60
6                              .50
7                              .40
8                              .30
9                              .20
10                             .10
11 and thereafter                0

If the term of this Debenture is 10 years the repurchase premium shall be an amount determined as follows:

Year                            P
----                          -----

1                             1.00
2                              .80
3                              .60
4                              .40
5                              .20
6 and thereafter                 0

All notices to the Company which are required or may be given under this Debenture shall be sufficient in all respects if sent to the above-noted address of the Company. For the purposes of this Debenture, the Company may change this address only upon written approval of SBA.

The rights and obligations of the parties hereunder shall be governed by and construed and interpreted in accordance with the law of the District of Columbia.

Should any provision of this Debenture be declared illegal or unenforceable by a court of competent jurisdiction, the remaining provisions shall remain in full force and effect and this Debenture shall be construed as if said provisions were not contained therein.

IN WITNESS WHEREOF, the Company has caused this Debenture to be signed by its duly authorized officer and its corporate seal to be hereunto affixed and attested by its Secretary or Assistant Secretary as of the date of issuance stated above.


CORPORATE SEAL

                                       CDC SMALL BUSINESS FINANCE CORP
                                       -----------------------------------------
                                       (Name of the Company)

Attest:                                By: /s/ [SIGNATURE ILLEGIBLE]^^
                                          --------------------------------------
/s/ Dan E. Wilkens                     Michael A. Owen, Executive Vice President
----------------------------------     -----------------------------------------
(Secretary or Assistant Secretary)     (Typed Name and Title)
Dan E. Wilkens, Secretary


          GUARANTOR'S AGREEMENT LIMITING RECOURSE AGAINST THE COMPANY

            All capitalized terms used herein without definition shall have the respective meanings ascribed to them in the above Debenture. In connection with its guarantee of the Debenture for which it has received as security an assignment of the Note and security interest in the Collateral, SBA, as guarantor, agrees that any claim it may have against the Company shall be without recourse except to such Note and security interest and payments on the Note, if any, received by the Company; provided, however, that this Agreement shall be of not force and effect in the event of fraud, negligence or misrepresentation by the Company in connection with any material aspect of the transactions related to the Note or Debenture.

            IN WITNESS WHEREOF, SBA has caused this Agreement to be duly executed on its behalf by its authorized representative as of the Date of Issuance of the Debenture.

                                        U.S. SMALL BUSINESS ADMINISTRATION

                                        By:_______________________________

                CERTIFICATION BY CERTIFIED DEVELOPMENT COMPANY

     CDC Small Business Finance Corporation ( the "CDC"), in connection with the closing of its loan number CDC-L-GP-181-809-40-01-CA (the "Loan") to Prolong Super Lubricants, Inc. (the "Borrower"), and in order to induce the U.S. Small Business Administration (SBA) to guarantee payment of the CDC's Debenture in the principal amount of $750,000.00 and to finance the loan by the sale of the Debenture through the formation of a pool comprising the Debenture and like securities and issuing certificates representing ownership of all or a part of such debenture pool (collectively "the Debenture Transaction"), certifies, to the best of its knowledge information and belief after diligent inquiry, as follows:

     1. The CDC is duly organized, in good standing, validly existing and authorized to incur the obligations of the Debenture and to execute and deliver the Debenture, the Assignments and other Transactions documents required by the SBA. All persons signing any document on behalf of the CDC in connection with the Debenture Transaction are fully authorizes to do so.

     2. The Borrower has contributed to the Project cash, land or other property required by the Authorization.

     3. There has been no unremedied adverse change in the financial condition of the Borrower and/or Operating Company since the date of the Borrower's application to the CDC and the CDC's application to SBA for the SBA's guaranty which might cause SBA not to fund the Loan.

     4. There has been no change in the ownership of the Borrower and/or Operating Company, (including the number and identity of the owners or their percentage of ownership) or the form of its business organization, since Borrower's application to SBA, unless SBA has approved any such change in writing.

     5. There has been no material change in the operation of the borrower and/or Operating Company, including the type of business or affiliation with other business, since the date of the application, which would render it ineligible for SBA assistance.

     6. The requirements of the Authorization regarding environmental laws and regulations have been fully satisfied.

     7. The Project has been completed substantially in accordance with the plans and specifications which formed the basis for the appraisal used in the application.

     8. The Borrower or Operating Company currently occupies or, in the case of an escrow closing, will occupy within a reasonable period of time the percentage of the Project required by the Authorization.

     9. The requirements of the Authorization regarding flood insurance have been fully satisfied.

     10. Hazard insurance on collateral and Liability insurance in effect, in complete accordance with the provisions of the Authorization, and premium payments are current.

     11. Any life insurance coverage required by the Authorization has been obtained, remains in effect with premium payment current, and names SBA as assignee, as specified in the Authorization.

     12. Any new Project construction or addition conforms with the National Earthquake Hazards Reduction Program Recommended Provisions for the Development of Seismic Regulations for New Buildings or similar local regulations.

     13. The CDC has obtained, reviewed and compared for conformity the Borrower's and/or Operating Company's IRS tax returns with the financial statements and documentation submitted with the Borrower's loan application.

     14. The CDC has disclosed to SBA all material information known by the CDC and necessary to assure that this Certification is not misleading.

     15. The CDC has currently in effect the insurance coverage required by paragraph A.5 of SBA Procedural Notice 5000-479, effective April 24, 1995.

This Certification is made with the knowledge, intent, and belief that the SBA will rely upon it in proceeding with the Debenture Transaction.

Dated:  May 29, 1998

CDC SMALL BUSINESS FINANCE CORP


By: /s/ Michael A. Owen
    -----------------------------------
    Michael A. Owen, Executive Vice President

By: /s/ Dan E. Wilkens
    -----------------------------------
    Dan E. Wilkens, Secretary

     RECORDING REQUEST BY

     Commonwealth Land Title Insurance Company

     AND WHEN RECORDED MAIL TO


NAME      U.S. Small Business Administration

ADDRESS   200 West Santa Anna Blvd., Ste. 700

City&     Santa Anna, CA 92701
State
328/CDC-L-GP-181-809-40-01-CA
--------------------------------------------------------------------------------
                     DEED OF TRUST AND ASSIGNMENT OF RENTS

THIS DEED OF TRUST AND ASSIGNMENT OF RENTS, MADE THIS 29 DAY OF May, 1998 BY AND BETWEEN:

TRUSTOR:  Prolong Super Lubricants, Inc., a Nevada Corporation

TRUSTOR'S MAILING ADDRESS:  6 Thomas, Irvine, CA 92618

BENEFICIARY:  CDC SMALL BUSINESS FINANCE CORP

TRUSTEE:  Commonwealth Land Title Insurance Company

PROPERTY in the City of Irvine in Orange County, in the State of California,
                                  ------                         ----------
described as:


 6 Thomas, Irvine, CA 92618, more formally described in Exhibit "A" attached hereto.


This Deed of Trust, made on the above date between the Trustor, Trustee, and Beneficiary above named, WITNESSETH:

That Trustor irrevocable grants and conveys to Trustee in Trust, with Power of Sale, the above described real property, together with the leases, rents, issues, profits, or income thereof, (all of which are hereinafter called "property income"); SUBJECT, HOWEVER, to the right, power, and authority hereinafter given to and conferred upon beneficiary to collect and apply such property income; AND SUBJECT TO existing taxes, assessments, liens, encumbrances, covenants, conditions, restrictions, right of way, and easements of record.

FOR THE PURPOSE OF SECURING:

A. Payment of indebtedness in the principal sum of $750,000.00, evidenced by that certain promissory note of even date herewith made by Trustor, or any one of them, payable to Beneficiary or order, and any extension or renewal thereof
B. Performance of each agreement of Trustor contained or incorporated herein by reference; C. Payment of such sums as may be advanced by Beneficiary or Trustee to protect the security in accordance with the terms of this Deed of Trust, plus interest thereon at the rate set forth in said promissory note; and D. Payment of such further sums as may be advanced by Beneficiary when evidenced by another promissory note(s) reciting it is secured by this Deed of Trust.

TO PROTECT THE SECURITY OF THIS DEED OF TRUST, TRUSTOR AGREES:

1) To keep said property in good condition and repair, not to remove or demolish any building thereon; to complete or restore promptly and in good and workmanlike manner any building which may be constructed, damaged, or destroyed thereon, and to pay when due all claims for labor performed and materials furnished therefor, to comply with all laws affecting said property or requiring any alterations or improvements to be made thereon; not to commit or permit waste thereof, not to commit, suffer, or permit any act upon said property in violation of law, and do all other acts which from the character or use of said property may be reasonably necessary, the specific enumerations herein not excluding the general.

2) To provide, maintain, and deliver to Beneficiary fire insurance satisfactory to and with loss payable to Beneficiary. The amount collected under any fire or other insurance policy may be applied by Beneficiary upon any indebtedness secured hereby and in such order as Beneficiary may determine, or at option of Beneficiary the entire amount so collected or any part thereof may be released to Trustor. Such application or release shall not cure or waive any default or notice of Trustee's sale hereunder to invalidate any act done pursuant to such notice.

3) To appear in and defend any action or proceeding purporting to affect the security hereof, or the rights or powers of Beneficiary or Trustee; and to pay all costs and expenses of Beneficiary and Trustee, including cost of evidence of title and attorney's fees in a reasonable sum, in any such action or proceeding in which Beneficiary or trustee may appear or be named, and in any suit brought by Beneficiary to foreclose this Deed of Trust.

4) To pay; before delinquent, all taxes and assessments affecting said property; when due, all encumbrances, charges, and liens; with interest, on said property or any part thereof, which appear to be prior or superior hereto; all costs, fees, and expenses of this Trust, including, without limiting the generality of the foregoing, the fees of the Trustee for issuance of any Deed of Partial Release and Partial Reconveyance or Deed of Release and Full Reconveyance, and all lawful charges, costs, and expenses in the event of reinstatement of, following default in, this Deed of Trust or the obligations secured, hereby.

     Should Trustor fail to make any payment or to do any act as herein provided, then Beneficiary or Trustee, but without obligation so to do and without notice to or demand upon Trustor and without releasing Trustor from any obligation hereof, may: make or do the same in such manner and to such extent as either may deem necessary to protect the security hereof, Beneficiary or Trustee being authorized to enter upon said property for such purposes; appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee; pay, purchase, contest, or compromise any encumbrance, charge, or lien which in the judgment of either appears to be prior or superior hereto; and, in exercising any such powers, pay necessary expenses, employ counsel, and pay his reasonable fees.

5) To pay immediately and without demand all sums expended by Beneficiary or Trustee pursuant to the provisions hereof, together with interest from the date of expenditure at the same rate as is provided for in the note secured by this Deed of Trust or at the high legal rate, whichever be the greater rate. Any amounts so paid by Beneficiary or Trustee shall become a part of the debt secured by this Deed of Trust and a lien on said premises or shall become immediately due and payable at the option of Beneficiary or Trustee.

IT IS MUTUALLY AGREED:

6) That any award of damages in connection with any condemnation or any such taking, or for injury to the property by reason of public use, or for damages for private trespass or injury thereto, is assigned and shall be paid to Beneficiary as further security for all obligations secured hereby (reserving unto the Trustor, however, the right to sue therefor and the ownership thereof subject to the Deed of Trust), and upon receipt of such moneys Beneficiary may hold the same as such further security, or apply or release the same in the same manner and with the same effect as above provided for disposition of proceeds of fire and other insurance.

7) That time is of the essence of this Deed of Trust, and that by accepting payment of any sum secured hereby after its due date, Beneficiary does not waive his right either to require prompt payment when due of all other sums so secured or to declare default for failure so to pay.

8) That at any time or from time to time, and without notice, upon written request of beneficiary and presentation of this Deed of Trust and said note(s) for endorsement, and without liability therefor, and without affecting the personal liability of any person for payment of the indebtedness secured hereby, and without affecting the security hereof for the full amount secured hereby on all property remaining subject hereto, and without the necessity that any sum representing the value or any portion thereof of the property affected by the Trustee's action be credited on the indebtedness, the Trustee may: a) release and reconvey all or any part of said property; b) consent to the making and recording, or either, of any map or plat of the property or any part thereof; c) join in granting any easement thereon; d) join in or consent to any extension agreement or any agreement subordinating the lien, encumbrance or charge hereof.

9) That upon written request of Beneficiary stating that all sums secured hereby have been paid, and upon surrender of this Deed of Trust and said note(s) to Trustee for cancellation and retention, and upon payment of its fees, Trustee shall release and reconvey, without covenant or warranty, express or implied, the property then held hereunder. The recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. The grantee in such reconveyance may be described as "the person or persons legally entitled thereto."

10) That as additional security, Trustor hereby gives to and confers upon Beneficiary the right, power, and authority, during the continuance of this trust, to collect the property income, reserving to Trustor the right, prior to any default by Trustor in payment of any indebtedness secured thereby or in performance of any agreement hereunder, to collect and retain such property income as it becomes due and payable. Upon any such default, Beneficiary may at any time, without notice, either in person, by agent, or by a receiver to be appointed by a court, and without regard to the adequacy of any security for the indebtedness hereby secured, enter upon and take possession of said property or any part thereof, in his own name sue for or otherwise collect such property income, including that past due and unpaid, and apply the same, less costs and expenses of operation and collection, including reasonable attorney's fees, upon any indebtedness secured hereby, and in such order as Beneficiary may determine. The entering upon and taking possession of said property, the collection of such property income, and the application thereof as aforesaid, shall not cure or waive any default or notice of Trustee's sale hereunder or invalidate any act done pursuant to such notice.

11) That upon default by Trustor in the payment of any indebtedness secured hereby or in performance of any agreement hereunder, Beneficiary may declare all sums secured hereby immediately due and payable by delivery to Trustee of written notice thereof, setting forth the nature thereof, and of election to cause to be sold said property under this Deed of Trust.

Beneficiary also shall deposit with Trustee this Deed of Trust, said note(s), and all documents evidencing expenditures secured hereby.

     Trustee shall record and give notice of Trustee's sale in the manner required by law, and after the lapse of such time as may then be required by law, trustee shall sell, in the manner required by law, said property at public auction at the time and place fixed by it in said notice of Trustee's sale to the highest bidder for cash in lawful money of the United States, payable at time of sale. Trustee may postpone or continue the sale by giving notice of postponement or continuance by public declaration at the time and place last appointed for the sale. Trustee shall deliver to such purchaser its Deed conveying the property so sold, but without any covenant or warranty, expressed or implied. Any persons, including Trustor, Trustee, or Beneficiary, may purchase at such sale.

     After deducting all costs, fees and expenses of Trustee and of this Trust to the extent permitted by law, including the cost of evidence of title in connection with such sale, Trustee shall apply the proceeds of sale to payment of: all sums expended under the terms hereof, not then repaid, with accrued interest at the rate set forth in the aforesaid promissory note; all other sums then secured hereby; and the remainder, if any, to the person or persons legally entitled thereto.

     Immediately after such sale, Trustor shall surrender possession of the property to the purchaser, in the event possession has not previously been surrendered by Trustor, and upon failure to vacate the property, Trustor shall pay to the purchaser the reasonable rental value of the property, and/or at purchaser's option, may be dispossessed in accordance with the law applicable to tenant's holding over.

12) That Beneficiary may appoint a successor Trustee in the manner prescribed by law. A successor Trustee herein shall, without conveyance from the predecessor Trustee, succeed to all the predecessor's title, estate, rights, powers, and duties. Trustee may resign by mailing or delivering notice thereof to Beneficiary and Trustor.

13) That this Deed of Trust applies to, inures to the benefit of, and binds all parties hereto, their heirs, legatees, devisees, administrators, executors, successors and assigns. The term Beneficiary shall mean the owner and holder of the note(s) secured hereby, whether or not named as Beneficiary herein. In this Deed of Trust, whenever the context so requires, the masculine gender includes the feminine and neuter, and the singular number includes the plural.

14) That Trustee accepts this Trust when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law. Trustee is not obligated to notify any party hereto of pending sale under any other Deed of Trust or any action or proceeding in which Trustor, Beneficiary, or Trustee shall be a party unless brought by Trustee.

15) Without affecting the liability of Trustee or any other party now or hereinafter bound by the terms hereof for any obligation secured hereby, Beneficiary may, from time to time and with or without notice as he shall determine, release any person now or hereafter liable for the performance of such obligation, extend the time for payment or performance, accept additional security, and alter, substitute or release any security.

16) Trustee or Beneficiary may enter upon and inspect the premises at any reasonable time.

17) No remedy hereby given to Beneficiary or Trustee is exclusive of any other remedy hereunder or under any present or future law. No delay on the part of Trustee or Beneficiary in enforcing their respective rights or remedies hereunder shall constitute a waiver thereof.

18) Trustor waives the right to assert at any time any statue of limitations as a bar to any action brought to enforce any obligation hereby secured.

19) Should Trustor, without Beneficiary's written consent, voluntarily sell, transfer or convey his interest in the property or any part thereof, or if by operation of law, it be sold, transferred or conveyed, then Beneficiary may, at its option, declare all sums secured hereby immediately due and payable. Consent to one such transaction shall not be deemed to be a waiver of the right to require such consent to future or successive transactions.

20) The invalidity or unenforceability of any provision herein shall not affect the validity and enforceability of any other provision.


The undersigned Trustor(s) request that a copy of any notice of Trustee's sale hereunder be mailed to him at his address hereinbefore set forth.

Prolong Super Lubricants, Inc., a Nevada Corporation


/s/ Elton Alderman
-------------------------------
Elton Alderman, President


/s/ Thomas Billstein
-------------------------------
Thomas Billstein, Secretary

                                   EXHIBIT A

Parcel 15 in the City of Irvine, County of Orange, State of California, as shown on a Parcel-Map filed in book 112, pages 17 to 25 inclusive of Parcel Maps, in the office of the County Recorder of said County.

Except any and all oil, oil rights, minerals, mineral rights, natural gas rights, and other hydrocarbons by whatsoever name known, geothermal steam, and all products derived from any of the foregoing, that may be within or under the land, together with the perpetual right of drilling, mining, exploring and operating therefor and storing in and removing the same from the land or any other land, including the right to whipstock or directionally drill and mine from lands other than those hereby, oil or gas wells, tunnels and shafts into, through or across the subsurface of the land, and to bottom such whipstocked or directionally drilled wells, tunnels and shafts under and beneath or beyond the exterior limits thereof, and to redrill, retunnel, equip, maintain, repair, deepen and operate any such wells or mines; without however, the right to drill, mine, store, explore and operate through the surface or the upper 500 feet of the subsurface of the land, as reserved in the deed from The Irvine Company, a Michigan Corporation, successor by merger with Irvine Industrial Complex, a Corporation, recorded August 8, 1979 in book 13260 page 763 of Official Records.

Title of Document: Deed of Trust and Assignment of Rents
                   -------------------------------------

Number of Pages: 4
                 -

Date: May 27 1998


STATE OF CALIFORNIA     )
                        ) ss.
COUNTY OF Orange        )

     On May 29, 1998, before me, Eric M. Ebel, a Notary Public, personally appeared Elton Alderman and Thomas Billstein, proved to me on the basis of satisfactory evidence, to be the person(s) whose name(s) are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacity, and that by their signature on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS MY HAND AND OFFICIAL SEAL.


     [SEAL]                        /s/ Eric M. Ebel
                                   ---------------------------------
                                   Notary Public

        RECORDING REQUESTED BY

        Commonwealth Land Title Insurance Company

        AND WHEN RECORDED MAIL TO


Name    U.S. Small Business Administration

Street
Address 200 West Santa Ana Blvd., Ste. 700

City &
State   Santa Ana, CA 92701

CDC-L-GP-181-809-40-01-CA
                                      (SPACE ABOVE THIS LINE FOR RECORDER'S USE)
________________________________________________________________________________
                              REQUEST FOR NOTICE



     In accordance with Section 2924b, Civil Code, request is hereby made that a copy of any Notice of Default and a copy of any Notice of Sale under the Deed of Trust or mortgage recorded on even date herewith of Official Records of Orange County, California Executed by Prolong Super Lubricants, Inc., a Nevada Corporation as Trustor or Mortgagor in which CDC Small Business Finance Corp is named as beneficiary, or Mortgagee and Commonwealth Land Title Insurance Company as Trustee, and under the Deed of Trust or mortgage recorded April 30, 1998 as file No. 98-0261199 of Official Records of Orange County, California Executed by Prolong Super Lubricants, Inc., a Nevada Corporation as Trustor or Mortgagor in which Bank of America Community Development Bank is named as Beneficiary, or Mortgagee and Equitable Deed Company, a California Corporation as Trustee, be mailed to the Law Offices of Todd E. Kobernick at 225 Broadway, Nineteenth Floor, San Diego, CA 92101 said Deed of Trust or Mortgage describing land therein as:

     6 Thomas, Irvine, CA 92618, more formally described in Exhibit "A" attached hereto.


NOTICE: A copy of any notice of default and of any notice of sale will be sent only to the address contained in this recorded request. If your address changes, a new request must be recorded.

                                      Prolong Super Lubricants, Inc., a Nevada
                                      Corporation


Dated: May 29 1998                    /s/ Elton Alderman
       -----------                    ------------------------------
                                      Elton Alderman, President


                                      /s/ Thomas Billstein
                                      ------------------------------
                                      Thomas Billstein, Secretary

                                  EXHIBIT  A



Parcel 15 in the City of Irvine, County of Orange, State of California, as shown on a Parcel Map filed in book 112, pages 17 to 25 inclusive of Parcel Maps, in the office of the County Recorder of said County.

Except any and all oil, oil rights, minerals, mineral rights, natural gas rights, and other hydrocarbons by whatsoever name known, geothermal steam, and all products derived from any of the foregoing, that may be within or under the land, together with the perpetual right of drilling, mining, exploring and operating therefor and storing in and removing the same from the land or any other land, including the right to whipstock or directionally drill and mine from lands other than those hereby, oil or gas wells, tunnels and shafts into, through or across the subsurface of the land, and to bottom such whipstocked or directionally drilled wells, tunnels and shafts under and beneath or beyond the exterior limits thereof, and to redrill, retunnel, equip, maintain, repair, deepen and operate any such wells or mines; without however, the right to drill, mine, store, explore and operate through the surface or the upper 500 feet of the subsurface of the land, as reserved in the deed from The Irvine Company, a Michigan Corporation, successor by merger with Irvine Industrial Complex, a Corporation, recorded August 8, 1979 in book 13260 page 763 of Offical
Records.

Title of Document: Request for Notice
                   ------------------

Number of Pages: 2
                 -

Date: May 29 1998


STATE OF CALIFORNIA     )
                        ) ss.
COUNTY OF Orange        )

     On May 29, 1998, before me, Eric M. Ebel, a Notary Public, personally appeared Elton Alderman and Thomas Billstein, proved to me on the basis of satisfactory evidence, to be the person(s) whose name(s) are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacity, and that by their signature on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the
instrument.

     WITNESS MY HAND AND OFFICIAL SEAL.


     [SEAL]                        /s/ Eric M. Ebel
                                   ---------------------------------
                                   Notary Public

        RECORDING REQUESTED BY

        Commonwealth Land Title Insurance Company

        AND WHEN RECORDED MAIL TO

Name    U.S. Small Business Administration

Street
Address 200 West Santa Ana Blvd., Ste. 700

City &  Santa Ana, Ca 92701
State

CDC-L-GP-181-809-40-01-CA
________________________________________________________________________________
                  (SPACE ABOVE THIS LINE FOR RECORDER'S USE)

                    CORPORATION ASSIGNMENT OF DEED OF TRUST

     FOR VALUE RECEIVED, the undersigned hereby grants, assigns and transfers to United States Small Business Administration all beneficial interest under that certain Deed of Trust dated May 29, 1998 executed by Prolong Super Lubricants, Inc,. a Nevada Corporation, Trustor, to Commonwealth Land Title Insurance Company, Trustee, and recorded on even date herewith of official Records in the County Recorder's office of Orange County, California, describing land therein as:


          6 Thomas, Irvine, CA 92618, more formally described in Exhibit "A" attached hereto.



TOGETHER with the note or notes therein described or referred to, the money due and to become due thereon with interest, and all rights accrued or to accrue under said Deed of Trust.


                                       CDC Small Business Finance Corp
Date: June 1, 1998


                                       /s/ Michael A. Owens
                                       --------------------------------------
                                       Michael A. Owen, Executive Vice President

                                   EXHIBIT A

Parcel 15 in the City of Irvine, County of Orange, State of California, as shown on a Parcel-Map filed in book 112, pages 17 to 25 inclusive of Parcel Maps, in the office of the County Recorder of said County.

Except any and all oil, oil rights, minerals, mineral rights, natural gas rights, and other hydrocarbons by whatsoever name known, geothermal steam, and all products derived from any of the foregoing, that may be within or under the land, together with the perpetual right of drilling, mining, exploring and operating therefor and storing in and removing the same from the land or any other land, including the right to whipstock or directionally drill and mine from lands other than those hereby, oil or gas wells, tunnels and shafts into, through or across the subsurface of the land, and to bottom such whipstocked or directionally drilled wells, tunnels and shafts under and beneath or beyond the exterior limits thereof, and to redrill, retunnel, equip, maintain, repair, deepen and operate any such wells or mines; without however, the right to drill, mine, store, explore and operate through the surface or the upper 500 feet of the subsurface of the land, as reserved in the deed from The Irvine Company, a Michigan Corporation, successor by merger with Irvine Industrial Complex, a Corporation, recorded August 8, 1979 in book 13260 page 763 of Official Records.

Title of Document: Corporation Assignment of Deed of Trust
                   ---------------------------------------

Number of Pages: 2
                 -

Date: June 1, 1998


STATE OF CALIFORNIA     )
                        ) ss.
COUNTY OF Orange        )

     On June 1, 1998, before me, Eric M. Ebel, a Notary Public, personally appeared Michael A. Owen, personaally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS MY HAND AND OFFICIAL SEAL.


     [SEAL]                        /s/ Eric M. Ebel
                                   ---------------------------------
                                   Notary Public